UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

Great Elm Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01211	81-2621577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	GECC	Nasdaq Global Market
6.75% Notes due 2025	GECCM	Nasdaq Global Market
6.50% Notes due 2024	GECCN	Nasdaq Global Market
5.875% Notes due 2026	GECCO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2022, Great Elm Capital Corp. (the “Company”) held the 2022 annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment to the Investment Management Agreement (the “IMA”) between the Company and Great Elm Capital Management, Inc. to eliminate $163.2 million of realized and unrealized losses incurred prior to April 1, 2022 from the calculation of future capital gains incentive fees and reset the capital gain incentive fee and mandatory deferral periods in Sections 4.4 and 4.5, respectively, of the IMA to begin on April 1, 2022. The Amended and Restated IMA is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 1, 2022, the Company held the Annual Meeting. The results of the voting at the Annual Meeting were as follows:

	For	Withheld	Broker Non-Votes
Election of director:
Chad Perry	5,046,230	369,882	1,137,479

	For	Against	Abstain
Ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022	6,217,644	26,322	309,625

	For	Against	Abstain	Broker Non-Votes
Approval of an amendment to the IMA to eliminate $163.2 million of realized and unrealized losses incurred prior to April 1, 2022 from the calculation of future capital gains incentive fees and reset the capital gain incentive fee and mandatory deferral periods in Sections 4.4 and 4.5, respectively, of the IMA to begin on April 1, 2022.	4,935,123	161,086	319,903	1,137,479

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description
10.1	Amended and Restated Investment Management Agreement (As Amended, Effective August 1, 2022) (incorporated by reference to Annex A to the Definitive Proxy Statement filed on July 1, 2022).
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: August 1, 2022	/s/ Keri A. Davis
	By:	Keri A. Davis
	Title:	Chief Financial Officer